Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

Note 5 – Goodwill and Other Intangible Assets

Impairment of Goodwill

In connection with the acquisition of DPL by AES, DPL allocated the purchase price to goodwill for two reporting units, the DP&L reporting unit, which includes DP&L and other entities, and DPLER.  Of the total goodwill, approximately $2.4 billion was allocated to the DP&L reporting unit and the remainder was allocated to DPLER.    Goodwill represents the value assigned at the Merger date, as adjusted for subsequent changes in the purchase price allocation, less recognized impairments.

During the first quarter of 2014, we performed an interim impairment test on the $135.8 million in goodwill at our DPLER reporting unit.  The DPLER reporting unit was identified as being "at risk" during the fourth quarter of 2013. The impairment indicators arose based on market information available regarding actual and proposed sales of competitive retail marketers, which indicated a significant decline in valuations during the first quarter of 2014.  In Step 1 of the interim impairment test, the fair value of the reporting unit was determined to be less than its carrying amount under both the market approach and the income approach using a discounted cash flow valuation model. The significant assumptions included commodity price curves, estimated electricity to be demanded by its customers, changes in its customer base through attrition and expansion, discount rates, the assumed tax structure and the level of working capital required to run the business.  During the second quarter of 2014, we finalized the work to determine the implied fair value for the DPLER reporting unit.  There were no further adjustments to the full impairment of $135.8 million recognized in the first quarter.

As of October 1, 2013, DPL performed its annual goodwill impairment test and recognized a goodwill impairment at its DP&L reporting unit of $306.3 million.   In performing the annual goodwill impairment test as of October 1, 2013, Step 1 of the test failed as the fair value of the reporting unit no longer exceeded its carrying amount due primarily to lower estimates of capacity prices in future years as well as lower dark spreads contributing to lower overall operating margins for the business.  The fair value of the reporting unit was determined under the income approach using a discounted cash flow valuation model. The significant assumptions included within the discounted cash flow valuation model were capacity price curves, amount of the non-bypassable charge, commodity price curves, dispatching, valuation of regulatory assets and liabilities, discount rates and deferred income taxes.  In Step 2, goodwill was determined to have an implied fair value of $317.0 million after the hypothetical purchase price allocation under the accounting guidance for business combinations.

DPL recognized a goodwill impairment expense of $1.817.2 million in 2012 at the DP&L reporting unit.  During 2012, North American natural gas prices fell significantly compared to the previous year, which exerted downward pressure on wholesale power prices in the Ohio power market. These falling power prices compressed wholesale margins at DP&L and led to increased customer switching from DP&L to other CRES providers, including DPLER, who were offering retail prices lower than DP&L’s standard service offer.  In addition, several municipalities in DP&L’s service territory passed ordinances allowing them to become government aggregators and contracted with CRES providers to provide generation service to the customers located within the municipal boundaries, further contributing to the switching trend. CRES providers also became more active in DP&L’s service territory.  These developments reduced DP&L’s forecasted profitability, operating cash flows and liquidity. As a result, in September 2012, management lowered its previous forecasts of profitability and operating cash flows. Collectively, these events were considered an interim goodwill impairment indicator at the DP&L reporting unit. There were no interim impairment indicators identified for the goodwill at DPLER in 2012.

The goodwill associated with the Merger is not deductible for tax purposes.  Accordingly, there is no cash or financial statement tax benefit related to the impairment.  The Company’s effective tax rates were impacted by the pretax impairment, however.  The Company’s effective tax rates were (31.8%),  (11.2%) and (2.8%) for the years ended December 31, 2014, 2013 and 2012, respectively.

The following table summarizes the changes in Goodwill:

$ in millions	DP&L Reporting Unit	DPLER Reporting Unit	Total

Balance at December 31, 2012
Goodwill	$2,440.5	$135.8	$2,576.3
Accumulated impairment losses	(1,817.2)	-	(1,817.2)
Net balance at December 31, 2012	$623.3	$135.8	$759.1

Goodwill impairments during 2013	$(306.3)	$-	$(306.3)

Balance at December 31, 2013
Goodwill	$2,440.5	$135.8	$2,576.3
Accumulated impairment losses	(2,123.5)	-	(2,123.5)
Net balance at December 31, 2013	$317.0	$135.8	$452.8

Goodwill impairments during 2014	$-	$(135.8)	$(135.8)

Balance at December 31, 2014
Goodwill	$2,440.5	$135.8	$2,576.3
Accumulated impairment losses	(2,123.5)	(135.8)	(2,259.3)
Net balance at December 31, 2014	$317.0	$-	$317.0

The following tables summarize the balances comprising intangible assets as of December 31, 2014:

$ in millions	December 31, 2014			December 31, 2013
	Gross Balance	Accumulated Amortization	Net Balance	Gross Balance	Accumulated Amortization	Net Balance
Subject to Amortization
Customer Contracts (a)	$27.0	$(27.0)	$-	$27.0	$(25.8)	$1.2
Customer Relationships (b)	31.8	(6.9)	24.9	31.8	(4.6)	27.2
Other (c)	7.7	(1.3)	6.4	8.4	(0.1)	8.3
	66.5	(35.2)	31.3	67.2	(30.5)	36.7
Not subject to Amortization
Trademark/Trade name (d)	6.1	-	6.1	6.1	-	6.1
Total intangibles	$72.6	$(35.2)	$37.4	$73.3	$(30.5)	$42.8

(a)Represents above market contracts that DPLER has with third-party customers existing as of the Merger date.

(b)Represents relationships DPLER has with third-party customers as of the Merger date, where DPLER has regular contact with the customer, and the customer has the ability to make direct contact with DPLER.

(c)Consists of various intangible assets including renewable energy credits, emission allowances, and other intangibles, none of which are individually significant.

(d)Trademark/Trade name represents the value assigned to the trade names of DPLER and MC Squared.

The following table summarizes, by category, intangible assets acquired during the period ended December 31, 2014:

$ in millions	Amount	Subject to Amortization/ Indefinite-lived	Weighted Average Amortization Period (years)	Amortization Method

Renewable Energy Certificates	$7.7	Subject to amortization	Various	As Utilized

The following table summarizes the amortization expense, broken down by intangible asset category for 2015 through 2019:

	Estimated amortization expense
	Years ending December 31,
$ in millions	2015	2016	2017	2018	2019

Customer relationships	$3.8	$3.1	$2.7	$2.3	$2.1
Renewable Energy Certificates	4.2	3.5	-	-	-
	$8.0	$6.6	$2.7	$2.3	$2.1